UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2025

BROWN & BROWN, INC.

(Exact name of registrant as specified in its charter)

Florida	001-13619	59-0864469
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 North Beach Street, Daytona Beach, Florida 32114

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (386) 252-9601

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 Par Value	BRO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

Item 7.01 Regulation FD Disclosure.

The information contained in this Current Report on Form 8-K, including the accompanying Exhibit 99.1, is being furnished pursuant to Item 2.02 and 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section. The information contained in this Current Report on Form 8-K that is furnished under this Item 2.02 and 7.01, including the accompanying Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.

Segment Reorganization

On June 10, 2025, Brown & Brown, Inc. (the “Company”) announced that, following its acquisition of RSC Topco, Inc., the holding company for Accession Risk Management Group, Inc., it will reorganize its business segments. The Company will consolidate its Programs and Wholesale Brokerage segments into a new Specialty Distribution segment. Beginning in the third quarter of 2025 (effective July 1, 2025), the Company will report financial results under two segments: Retail and Specialty Distribution.

Supplemental Information

The Company is providing Exhibit 99.1 with this Current Report on Form 8-K as supplemental information. Exhibit 99.1 contains unaudited historical business segment information for the three months ended June 30, 2025, March 31, 2025, December 31, 2024, September 30, 2024, June 30, 2024, and March 31, 2024, as well as for each full year from 2020 to 2024, recast to reflect the new business segment structure. Exhibit 99.1 is furnished with this report and incorporated by reference.

The segment reorganization does not affect the Company’s previously reported consolidated statements of income, balance sheets, statements of cash flows, statements of comprehensive income, or statements of shareholders’ equity. The Company did not operate under the realigned segment structure during any of these prior periods.

The information in this Current Report on Form 8-K, including Exhibit 99.1, should be read in conjunction with the Company’s Annual Reports on Form 10-K for the fiscal years ended December 31, 2024, 2023, 2022, 2021, and 2020, and the Company’s Quarterly Reports on Form 10-Q for the fiscal quarters ended June 30, 2025, March 31, 2025, September 30, 2024, June 30, 2024, and March 31, 2024, all of which have previously been filed with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is furnished herewith:

Exhibit No.	Description

99.1	Brown & Brown, Inc. Historical Business Segment Information as Reclassified for Segment Changes.

104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 22, 2025

BROWN & BROWN, INC.
(Registrant)

By:	/s/ Anthony M. Robinson
Anthony M. Robinson Secretary